                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 16, 2001
                                -----------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Islands of Bermuda            0-25456             13-3795510
          ------------------------------------------------------------
          (State or other            (Commission          (IRS Employer
          jurisdiction of            File Number)        Identification
          incorporation)                                     Number


          Cedar House, 41 Cedar Avenue, Hamilton, Bermuda      HM 12
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
          ------------------------------------------------------------


                                GLOBALSTAR, L.P.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-25461                13-3759824
          ------------------------------------------------------------
          (State or other            (Commission          (IRS Employer
          jurisdiction of            File Number)        Identification
          incorporation)                                     Number


                  3200 Zanker Road, San Jose, California 95134
          ------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

               Registrant's telephone number, including area code:
                                  (408)933-4000
                                  -------------

Item 5.  Other Events.
         ------------

     Globalstar, L.P. ("Globalstar") announced today that, in order to have sufficient funds available for continued progress of its marketing and service activities, it has suspended indefinitely principal and interest payments on all of its funded debt, including its credit facility, vendor financing agreements and senior notes, as well as dividend payments on its preferred partnership interests issued to Globalstar Telecommunications Limited ("GTL"). As a result, GTL has also suspended dividend payments on its preferred stock.

     Globalstar is continuing to meet its obligations to its employees, customers and trade suppliers in the normal course, and believes it has sufficient cash on hand ($195 million as of December 31, 2000) to meet these obligations on an ongoing basis. The suspension of principal and interest payments on its funded debt will conserve approximately $400 million of the company's cash for the year 2001.

     Globalstar believes that the suspension of these payments will enable the company to have sufficient cash to fund its operations into the year 2002, giving its partners additional time to implement their new marketing initiatives, including new vertical market sales programs and expanded marketing of data services.

     Globalstar did not make the $45 million interest and principal payments due yesterday on its $500 million credit facility owed to Loral Satellite, Inc. and under its vendor financing agreements with Qualcomm Incorporated and Space Systems/Loral, Inc.

     Globalstar has retained The Blackstone Group as its financial adviser to assist in developing initiatives as the company moves forward, including restructuring Globalstar's debt, identifying funding opportunities and pursuing other strategic alternatives.

     This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements provide the registrants' expectations or forecasts of future events. Actual results could differ materially as a result of known or unknown risks and uncertainties and other factors, including Globalstar's ability to secure sufficient funding under credit facilities or from other sources, to restructure its debt, the accceleration of existing debt facilities and the exercise of remedies with respect thereto, and other risks, uncertainties and factors disclosed in the most recent report on Form 10-K and reports on Form 10-Q and Form 8-K of the registrants filed with the Securities and Exchange Commission. The registrants undertake no obligation to update any forward-looking statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GLOBALSTAR TELECOMMUNICATIONS
                                  LIMITED

                                 By: /s/ Avi Katz
                                    ----------------------
                                 Name:  Avi Katz
                                 Title: Vice President and Secretary

                                 GLOBALSTAR, L.P.
                                 By:  Loral/Qualcomm Satellite
                                 Services, L.P., its managing general partner

                                 By:  Loral/Qualcomm Partnership, L.P.,
                                 its general partner

                                 By:  Loral General Partner, Inc.,
                                 its general partner


                                 By: /s/ Avi Katz
                                    ----------------------
                                 Name:  Avi Katz
                                 Title: Vice President and Secretary

Date: January 16, 2001